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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report:  July 5, 2000


                            e-commerce group, Inc.
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              (Exact name of registrant as specified in charter)



                                    Nevada
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                (State of other jurisdiction of incorporation)



         000-27139                                       88-0293704
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 (Commission File Number)                   (IRS Employer Identification No.)



              3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
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              (Address of principal executive offices) (Zip Code)


         Registrant's telephone no. including area code: 702-866-2500
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        (Former Address, if changed since Last Report)          (Zip Code)







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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
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     e-commerce group, Inc. (the "Company"), has historically engaged Barry L.
Friedman ("Friedman") as its independent auditor. On July 6, 2000, the Company completed the acquisition of all of the outstanding shares of Sports Fitness & Leisure Ltd., a United Kingdom company ("SFL"), pursuant to the terms of a Stock Purchase Agreement between the Company and the shareholders of SFL (the "SFL Acquisition"). As a result of the SFL Acquisition, the Company's Board of Directors authorized management of the Company to engage Ernst & Young LLP as the Company's principal independent auditors for the fiscal year ended December 31, 2000 for the purposes of rendering an audit opinion for the Company's consolidated financial statements as well as conducting an audit of SFL's operations located in England and on July 12, 2000, Ernst & Young was engaged for such purposes.

     Management represents as follows: (a) There have been no disputes between management and Friedman and his reports have not contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; (b) during the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and
(c)
Friedman expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     In addition, during the Company's two most recent fiscal years and any subsequent interim period, Friedman has not advised the Company that: (a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to the attention of Friedman which made him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; (c) the scope of the audit should have been expanded significantly; or (d) information had come to Friedman's attention that he had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements, including information that might have precluded the issuance of an unqualified audit report, and the issue had not been resolved to Friedman's satisfaction.


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     The Company requested, and Friedman has furnished, a letter addressed to the Securities and Exchange Commission stating that Friedman agrees with the above statements that pertain to Friedman. A copy of such letter, dated July 7, 2000, is filed as Exhibit 16.1 to this Form 8-K.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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    (c)   Exhibits

    16.1 Letter dated July 7, 2000 from Barry L. Friedman

















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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            e-commerce group, Inc.



                             By: /s/ Tony Arnold
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                                 Tony Arnold
                                 Chief Executive Officer



Date:  July 12, 2000















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